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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (Date of earliest event reported):      DECEMBER 19, 2000



                                UTI ENERGY CORP.
               (Exact name of registrant as specified in charter)


         DELAWARE                    1-12542                         23-2037823
 (State of Incorporation)     (Commission File No.)     (I.R.S. Employer Identification No.)
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16800 GREENSPOINT PARK DRIVE, SUITE 225N
             HOUSTON, TEXAS                                            77060
(Address of Principal Executive Offices)                            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 873-4111


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          The Underwriting Agreement dated as of December 19, 2000 by and among UTI Energy Corp., the Selling Securityholder set forth therein and CIBC World
Markets Corp. relating to the sale of 1,000,000 shares of UTI Energy Corp.
common stock which is attached hereto as Exhibit 1.1 is incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         1.1  -   Underwriting Agreement dated as of December 19, 2000 by and among UTI Energy Corp., the Selling Securityholder set forth in Schedule 1 thereto, and CIBC World Markets Corp., in
                  connection with UTI's Registration Statement on Form S-3 (No.
                  333-42576) filed July 28, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UTI ENERGY CORP.



Dated as of December 19, 2000            /s/ John E. Vollmer III.
                               ------------------------------------------------
                                            John E. Vollmer III
                               Senior Vice President,  Chief Financial Officer,
                                          Secretary and Treasurer



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                                INDEX TO EXHIBITS
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
      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------
       1.1    -   Underwriting Agreement dated as of December 19, 2000 by and among UTI Energy Corp., the Selling Securityholder set forth in Schedule 1 thereto, and CIBC World Markets Corp., in
                  connection with UTI's Registration Statement on Form S-3 (No.
                  333-42576) filed July 28, 2000.